                                                                   Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 1999-A
                          CERTIFICATEHOLDERS' STATEMENT
               pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  December 27, 2004

(i)    Amount of principal being paid or distributed:

       (a)  Certificates          (1)  $0.00
                                       --------------------
                                  (2) ( $ -                , per $1,000 original principal amount of the Certificates)
                                       --------------------

(ii)   Amount of interest being paid or distributed on:

       (a)  Certificates          (1)  $236,145.00              2.7000000%     (Based on 3-Month LIBOR)
                                       --------------------     ---------------
                                  (2) ( $ 0.0000068        , per $1,000 original principal amount of the Certificates)
                                       --------------------

       (b)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:     1.5862500%
                                                                                                   ---------------
            (2)  The Student Loan Rate was:             Not Applicable
                                                      --------------------


(iii) Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

       (a)  Distributed:     (1)  $0.00
                                  --------------------
                             (2) ( $ -                , per $1,000 original principal amount of the Certificates)
                                  --------------------
       (b)  Balance:         (1)   $ -
                                  --------------------
                             (2) ( $ -                , per $1,000 original principal amount of the Certificates)
                                  --------------------

(iv)   Pool Balance at end of related Collection Period:             $301,886,025.00
                                                                     -------------------------

(v)    After giving effect to distributions on this Distribution Date:

       (a)  (1)  Certificate Balance:            $34,600,000.00
                                                 --------------------
            (2)  Certificate Pool Factor:               1.00000000
                                                 --------------------


(vi)   (a)  (1)  Amount of Servicing Fee for  related Collection Period:            $322,063.38
                                                                                    --------------------
            (2)   $ 9.3081902          , per $1,000 original principal amount of the Notes.
                 ----------------------
       (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1)  Distributed:     $0.00
                                  --------------------
                                   $ -                , per $1,000 original principal amount of the Certificates)
                                  --------------------
            (2)  Balance:         $0.00
                                  --------------------
                                   $ -                , per $1,000 original principal amount of the Certificates)
                                  --------------------
       (c)  Amount of Administration Fee for related Collection Period:             $3,000.00
                                                                                    ---------------
                         $ 0.0867052        , per $1,000 original principal amount of the Certificates)
                        --------------------
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
(vii)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:             $2,295.25
                                                                                                        --------------
       (b)  Delinquent Contracts                       # Disb.         %               $ Amount           %
                                                       -------         -               --------           -
            30-60 Days Delinquent                          513       1.87%           $  7,463,845       2.72%
            61-90 Days Delinquent                          245       0.89%           $  3,533,281       1.29%
            91-120 Days Delinquent                         126       0.46%           $  1,808,702       0.66%
            More than 120 Days Delinquent                  268       0.98%           $  4,535,288       1.65%
                                                       -------       ----            ------------       -----
               TOTAL                                    1,152        4.20%           $ 17,341,116       6.33%

(viii) Amount in the Reserve Account:            $1,297,500.00
                                                 --------------------

(ix)   (a)  Cumulative TERI Claims Ration as of Distribution Date         9.15%
                                                                          ----------
       (b)  TERI Trigger Event has not occurred.


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